UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 2, 2016

CINCINNATI BELL INC.
(Exact Name of Registrant as Specified in its Charter)

Ohio	001-8519	31-1056105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
221 East Fourth Street
Cincinnati, OH 45202
(Address of Principal Executive Office)
Registrant's telephone number, including area code: (513) 397-9900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
A special meeting of shareholders of Cincinnati Bell Inc. (the “Company”) was held on August 2, 2016 (the “Special Meeting”). The final voting results for each of the proposals submitted for a vote of the shareholders at the Special Meeting are set forth below.
Proposal 1
The shareholders voted as follows to authorize the Board of Directors to effect, in its discretion, a reverse stock split of the outstanding and treasury Common Shares of the Company, at a reverse stock split ratio of 1-for-5:

Common and Preferred Shares voting together as one class:

For	Against	Abstain
180,587,302	14,694,254	514,561

Common Shares voting as a separate class:

For	Against	Abstain
178,039,886	14,549,275	494,371

Proposal 2
The shareholders voted as follows to approve a corresponding amendment to the Company’s Amended and Restated Articles of Incorporation to effect the reverse stock split and to reduce proportionately the total number of Common Shares that the Company is authorized to issue, subject to the Board of Directors’ authority to abandon such amendment:

Common and Preferred Shares voting together as one class:

For	Against	Abstain
180,577,654	14,793,816	424,647

Common Shares voting as a separate class:

For	Against	Abstain
178,033,279	14,648,489	401,764

Item 8.01 Other Events.
At the Special Meeting of Shareholders on August 2, 2016, the shareholders authorized the Board of Directors of the Company to effect, in its discretion, a reverse stock split of the outstanding and treasury Common Shares at a reverse stock split 1-for-5 ratio and approved a corresponding amendment to the Company’s Amended and Restated Articles of Incorporation to effect the reverse stock split and to reduce proportionately the total number of Common Shares that the Company is authorized to issue and an amendment to the Company’s Amended and Restated Articles of Incorporation to effect such reverse stock split.
At its meeting on August 2, 2016, the Board of Directors determined that October 5, 2016 would be the effective date for the reverse stock split. The reverse stock split will be effective upon the filing of a Certificate of Amendment (the “Amendment”) to the Company’s Amended and Restated Article of Incorporation with the Ohio Secretary of State.
On August 2, 2016, the Company issued a press release announcing the shareholders’ authorization of and the anticipated effective date for the reverse stock split. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein for reference.
ITEM 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated August 2, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.

Date:	August 2, 2016	By:	/s/ Christopher J. Wilson
Christopher J. Wilson
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated August 2, 2016